UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

            Date of Report (Date of earliest reported): April 7, 2004

                           EUROWEB INTERNATIONAL CORP.
               (Exact name of registrant as specified in charter)


Delaware                              1-1200           13-3696015
(State or other jurisdiction     (Commission         (IRS Employer
 of incorporation)                File Number)        Identification No.)

                   1122 Budapest, Varosmajor utca 13. Hungary
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: +36-1-8897101

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ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.

     (c)  Exhibits

          99.1 Press release dated April 7, 2004 for the year ended December 31, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          On April 7, 2004, Euroweb International Corp. announced its results for the year ended December 31, 2003. The press release for the these results is attached hereto as exhibit 99.1.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     EUROWEB INTERNATIONAL CORP.

Date:  April 7, 2004                                 /s/Csaba Toro
                                                     -------------
                                                     Csaba Toro
                                                     Chief Executive Officer